UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):     June 17, 2010
                                                          -----------------


                              JACK IN THE BOX INC.
           ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                 1-9390                   95-2698708
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(State or other jurisdiction    (Commission File         (I.R.S. Employer
       of incorporation)            Number)            Identification Number)


        9330 BALBOA AVENUE, SAN DIEGO, CA                   92123
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    (Address of principal executive offices)              (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS
           ------------

Jack in the Box Inc. said today that, in light of the 2011 and 2012 maturities of its outstanding bank indebtedness, the company is considering financing alternatives and, subject to bank credit market conditions, may refinance some or all of its bank debt.



                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               JACK IN THE BOX INC.
                                         By:   JERRY P. REBEL
                                               --------------
                                               Jerry P. Rebel
                                               Executive Vice President
                                               Chief Financial Officer
                                               (Principal Financial Officer)
                                               (Duly Authorized Signatory)
                                               Date: June 17, 2010